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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 26, 1999
                                                         ----------------


                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-28886                  11-3333218
      --------                       -------                  ----------
(State or other Jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)


1400 Old Northern Boulevard, Roslyn, New York                    11576
---------------------------------------------                    -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (516) 621-6000
                                                              --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.
         ------------

      On January 26, 1999, Roslyn Bancorp, Inc. (the "Company"), issued a press release which reported earnings for the fiscal year and quarter ended December 31, 1998.

      A press release announcing the Company's year and fourth quarter earnings is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated January 26, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROSLYN BANCORP, INC.


Dated:  February 8, 1999                  By: /s/ Joseph L. Mancino
                                              ----------------------------------
                                              Joseph L. Mancino
                                              Chairman of the Board and Chief
                                               Executive Officer





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